                                  CONFIDENTIAL

            AGREEMENT CONCERNING VOICE DISTRIBUTION OF INTERNATIONAL
                                TELEPHONY TRAFFIC

THIS AGREEMENT has been made and entered into between:

UNISOURCE CARRIER SERVICES AG, a company with limited liability, incorporated under the laws of Switzerland, whose registered office is at Industriestrasse 21, Wallisellen, Switzerland, hereinafter referred to as "UCS";

and

INTERNATIONAL TELECOMMUNICATIONS CORPORATION (ITC), a company duly incorporated and organized in the State of Delaware and under the laws of the United States of America and having its principal office at, 169 EAB Plaza West Tower, 8th Floor, Uniondale, NY 11556-0169, USA, hereinafter referred to as "ITC";

hereinafter individually referred to as the "Party" and jointly as the "Parties";

WITNESSETH:

WHEREAS, UNISOURCE NV is a company established by PTT TELECOM BV of the Netherlands, SWISS TELECOM PTT of Switzerland, TELEFONICA DE ESPANA S.A of Spain and TELIA AB of Sweden (the "Unisource Shareholders") for certain of their international telecommunications activities and with its registered office at Siriusdreef 1-15, P.O. Box 2045, Hoofddorp, The Netherlands;

WHEREAS, UNISOURCE N.V. has established UCS as a fully owned subsidiary responsible for the management of the international networks of the Unisource Shareholders;

WHEREAS, UCS has the authority to negotiate and enter into this agreement in the name and on behalf of the Unisource Shareholders;

WHEREAS, ITC is licensed to act as a telecommunications operator under the laws of the United States of America;

                                  CONFIDENTIAL

WHEREAS, UCS wishes to route international telephony traffic via ITC to certain destinations.

WHEREAS, ITC wishes to route international telephony traffic via UCS to certain destinations;

NOW, THEREFORE, the Parties agree as follows:


1.   Scope of the Agreement

TTC hereby agrees to route international telephony traffic via UCS to certain destinations as specified in Appendix I hereto, hereinafter referred to as the "Destinations".

UCS hereby agrees to route international telephony traffic via ITC to certain destinations as specified in Appendix 2 hereto, hereinafter referred to as the "Destinations".

UCS and ITC agree to provide international transmission capacity to each other at their own expense on their respective half part of the circuits, including the provision of capacity in TAT 12 as agreed in Appendix 3.

2.   Applicable rates

2.1 ITC shall pay a rate per minute for all international telephony traffic routed via UCS as set out in Appendix I and UCS shall pay a rate per minute for all international telephony traffic routed via ITC as set out in Appendix 2.

2.2 The rates referred to in sub-section 2.1 are exclusive of value added tax and any other similar sales taxes, duties or levies imposed by any authority, government or governmental agency. In case such a tax, duty or levy will be due, the respective amount will be added to the invoice to be paid by ITC and UCS.

                                  CONFIDENTIAL

3.   Invoicing and terms of payment

3.1 The Parties will keep record of all international telephony traffic routed hereunder. Based upon these records and the rates set out in Appendix 1 and 2, the Parties will invoice each other on a monthly basis, detailing the registered traffic (minutes per Destination) and the amounts due.

3.2  All rates are quoted and invoiced in US Dollars.

3.3 The terms of payment shall be forty five (45) days from date of receipt of the invoice and payment shall be made in accordance with the instructions stated on the invoice.

3.4 Without prejudice to any of their other rights, the Parties may charge each other the reasonable costs incurred in collecting amounts overdue for payment. In addition hereto the Parties may charge a penalty interest which is equal to 1.5% per month of the amount due. Payment will not be considered to have been made until each Party receives full payment of the full amount due.

4.   Addition and deletion of Destinations

The Parties may from time to time agree to add or delete destinations to/from the Destinations.

5.   Limitation of liability

Neither party shall be liable to the other party and/or its customers for any direct or indirect loss or damage due to any failure, degradation or interruption of service in its network or any other network or connection involved in the provision of the services under this agreement.

                                  CONFIDENTIAL

6.   Conformity with laws and regulations

Each party (the "Indemnifying Party") shall indemnify, defend and hold harmless each of the other parties and their respective related entities, as defined below (individually or collectively, an "Indemnitee"), against all claims, suits (threatened or actual), liabilities and expenses (including reasonable attorneys' fees and expenses) arising out of or derived in any way from (i) a breach by the Indemnifying Party of any laws, regulations or conventions applicable to the Indemnifying Party, including but not limited to those related to data privacy, international communications or exportation of technical data; or (ii) a breach by the Indemnifying Party of any of its representations, warranties or convenants under this Agreement. The Indemnitee shall give the Indemnifying Party prompt written notice of any such claim or suit, and the Indemnifying Party shall have the right to control the defense thereof; provided, however, that without the Indemnitee's consent, the Lndemnifying Party shall not agree to a settlement of such claim or suit which would have more than a de minimis adverse effect on the Indemnitee's business. For purposes of this paragraph, "Related Entities" shall be defined as a party's parent, subsidiaries, affiliates and other entities under (common) control or ownership of such party.

7.   Force majeure

7.1 Except for the obligations to make payments hereunder for minutes sent and possible additional charges according to section 3, neither party will be responsible for failure to fulfill its obligations under the Agreement due to events of force majeure or due to events beyond its control or due to causes beyond its sub-contractors' control.

7.2 The events referred to in sub-section 7.1 include, but are in no way limited to: partial or total strikes (either internal or external), lock-out, inclemency, epidemic, blockage of means of transport or of supplies for whatever reason, earthquake, fire, storm, flood or water damage.

                                  CONFIDENTIAL

8.   Term of the Agreement


8.1 This Agreement shall come into force when duly signed by all parties and expires as provided in sub-section 8.2 below, unless terminated by any party according to the provisions in sub-section 8.3 below or as may otherwise be agreed.

8.2 Each party shall have the right to cause this Agreement to be terminated when it has remained in force for a period of two (2) years after the first measuring period has started, by giving the other parties written notice not less than three (3) months prior to the end of the initial term. If not terminated as aforesaid, the Agreement shall after the initial term remain in force for an indefinite period and either party may terminate the Agreement by giving the other parties written notice three (3) months prior to terminating the Agreement.

8.3 Notwithstanding the provision of sub-section 8.2 above, this Agreement may be terminated:

      (i) by either party immediately upon written notice if any of the other parties should become insolvent or starts negotiations about composition with its creditors or a petition in bankruptcy should be filed by or against it or it makes an assignment for the benefit of its creditors; or

     (ii) by either party immediately upon written notice if any of the other parties should fail to fulfill any of its obligations under this Agreement and (in case of a failure capable of being remedied) such failure is not remedied within thirty (30) days from having received a request for such remedial action from the first party; or

    (iii) by either party immediately upon written notice if any of the other parties or the party itself should fail to fulfill any of its obligations under this Agreement when the activities under this agreements are illegal due to national and/or international laws and international and/or national regulations or official or reasonable interpretations of the before mentioned laws and regulations, notwithstanding the other rights of the parties in such a case.

                                  CONFIDENTIAL

9.   Confidentiality

All details contained within and connected to this Agreement should be treated as strictly confidential. They are exchanged in good faith and should, under no circumstance, be given to any third party without prior written consent from the disclosing party.

10.  Waiver

The failure of either party hereto to insist upon the strict adherence to any term of this Agreement on any occasion shall not be considered as a waiver of any right thereunder nor shall it deprive that party of the right to insist upon the strict adherence to that term or any other term of this Agreement at some other time.

11.  Amendments

No amendments, changes, revisions or discharges of this Agreement, in whole or in part, shall have any force or effect, unless set forth in writing and signed by the parties hereto.

12.  Assignment

Neither party may wholly or partly assign or pledge its rights and/or obligations hereunder to any third party, except with the prior written consent of the other party. Such consent will not unreasonably be withheld. Notwithstanding the foregoing PTT TELECOM, TELEFONICA, SWISS PTT and TELIA may assign all their rights and obligations hereunder to UCS. By countersigning this Agreement, UCS also agrees to accept an assignment of this Agreement as set out in the previous sentence of this article.

13.  Agreement

This Agreement supersedes any and all other agreements, oral or written, between the parties with respect to this matter within this contract.

                                  CONFIDENTIAL

14.  Governing Law and forum

14.1 This Agreement shall be governed by and construed and enforced in the accordance with the laws of the United Kingdom.

14.2 Any dispute which may arise out of or in connection with this Agreement shall be settled amicably by the parties, but failing results from such efforts, shall finally be settled by INTERNATIONAL arbitration in accordance with the INTERNATIONAL Arbitration Rules. The place of proceedings shall be London and the proceedings shall be conducted in the English language. The award shall be final and binding upon the parties.

15.  Notices

All notices required by this Agreement to be given by either party to the other parties shall be in English, unless otherwise is specifically agreed upon, and shall be forwarded by hand delivery or sent by registered mail or telex and shall be addressed to the last known address of the party and shall be confirmed by letter if so required.

16.  Governmental approvals

The performance of this agreement shall be contingent upon the obtaining of such regulatory or/and governmental approvals, as may be required for each party. The parties hereto shall make their best efforts to obtain and retain such approvals.

                                  CONFIDENTIAL

IN WITNESS WHEREOF, the parties have executed this Agreement on the date hereunder written in twofold by their duly authorized representatives:



/s/ Stig Johansson                            /s/ Biagio A. Civale
-------------------------------               ----------------------------------
Mr. Stig Johansson                            Mr. Biagio A. Civale
Managing Director                             Vice President
UCS                                           International Business Development
                                              ITC

Date:                                         Date:

                                  CONFIDENTIAL

                                   Appendix 1

                         Destinations, Rates and Volumes

--------------------------------------------------------------------------------
Destinations:                                                    USD/minute:
--------------------------------------------------------------------------------
 ALGERIA                                                             0.430
 ANDORRA                                                             0.190
 AUSTRIA                                                             0.250
 BELARUS                                                             0.470
 BELGIUM                                                             0.220
 BOSNIA                                                              0.450
 BULGARIA                                                            0.360
 CROATIA                                                             0.390
 CYPRUS                                                              0.400
 CZECH REPUBLIK                                                      0.140
 DENMARK                                                             0.140
 ESTONIA                                                             0.290
 FINLAND                                                             0.180
 FRANCE                                                              0.160
 GEORGIA                                                             0.550
 GERMANY                                                             0.150
 GIBRALTAR                                                           0.400
 GREECE                                                              0.340
 HUNGARY                                                             0.230
 IRELAND                                                             0.210
 ITALY                                                               0.280
 LATVIA                                                              0.300
 LIBYA                                                               0.470
 LITHUANIA                                                           0.340
 LUXEMBOURG                                                          0.200

 MALTA                                                               0.320
 MOLDOVA                                                             0.650
 MONACO                                                              0.170
 MOROCCO                                                             0.360
 NETHERLANDS                                                         0.180
 NORWAY                                                              0.165
 POLAND                                                              0.310
 ROMANIA                                                             0.460
--------------------------------------------------------------------------------

                                  CONFIDENTIAL

                         Destinations, Rates and Volumes


--------------------------------------------------------------------------------
Destinations:                                                    USD/minute:
--------------------------------------------------------------------------------
 RUSSIA                                                              0.490
 SAN MARINO                                                          0.260
 SLOVAKIA                                                            0.280
 SLOVENIA                                                            0.390
 SWEDEN                                                              0.100
 SWITZERLAND                                                         0.150
 TUNISIA                                                             0.440
 TURKEY                                                              0.390
 UK                                                                  0.110
 UKRAINE                                                             0.390
 YUGOSLAVIA                                                          0.400
--------------------------------------------------------------------------------

                                  CONFIDENTIAL

                                   Appendix 2

                        Destinations, Rates and Volumes

                               GLOBAL LINK PRICES

                                ON-NET COUNTRIES

                                     (US $)
                                (F.O.B. New York)

            Country                        Code             Price
            -------                        ----             -----

            Algeria                        21              0.5826
            Austria                        43              0.2614
            Belarus                        375             0.7131
            Belgium                        32              0.2714
            Bulgaria                       359             0.4892
            Cyprus                         357             0 4814
            Czech Republic                 42              0.3714
            Denmark                        45              0.2235
            Dominican Rep                   1              0.2303
            Estonia                        372             0.4564
            Finland                        358             0.2481
            France                         33              0.2251
            Germany                        49              0.2037
            Greece                         30              0.3864
            Hungary                        36              0.3292
            Iceland                        353             0 2914
            Italy                          39              0.2925
            Latavia                        371             0.3603
            Liechtenstein                  41              0.2873
            Lithuania                      370             0.3726
            Luxembourg                     352             0.2861
            Macedonia                      389             0.5592
            Madeira (Portugal)             351             0.3772
            Monaco                         377             0.2753
            Morocco                        21              0.4798
            Netherlands                    31              0.2370
            Norway                         47              0.2381
            Poland                         48              0.2664
            Portugal                       351             0.3581
            Romania                        40              0.5581
            Russian Federation             7               0.4878
            Slovakia                       42              0.3559
            Slovenia                       386             0.5514
            Somali Dem Rep                 252             1.0880
            Spain                          34              0.3534
            Sweden                         46              0.1481
            Switzerland                    46              0.2312
            Tunisia                        21              0.5367
            Turkey                         90              0.4981

08/28/96                              1                                   Global

                               GLOBAL LINK PRICES

                                ON-NET COUNTRIES

                                      (US $)
                               (F.O.B. New York)

            Country                        Code             Price
            -------                        ----             -----
            Ukraine                        380             0.4114

            United Kingdom                 44              0.1341
            Vatican City                   379             0.3610
            Yugoslavia (Serbia)            381             0.4770

08/28/96                              2                                   Global

                               GLOBAL LINK PRICES

                                OFF-NET COUNTRIES
                                     (US $)

                                (F.O.B.New York)

            Country                        Code             Price
            -------                        ----             -----
            Afghanistan                     93             1.2367
            Albania                        355             0.6837
            American Samoa                 684             0.5724
            Andorra                        376             0.2879
            Angola                         244             1.0503
            Anguilla                        1              0.4582
            Antarctica C&S                 672             0.8548
            Antigua & Barbuda               1              0.4748
            Argentina                      54              0.5592
            Armenia                        374             0.5340
            Aruba                          297             0.4456
            Ascension Is                   247             1.1392
            Australia                      61              0.1906
            Azerbaijani Rep                994             0.8592
            Bahamas                         1              0.2712
            Bahrain                        973             0.7825
            Bangladesh                     880             0.9256
            Barbados                        1              0.4582
            Belize                         501             0.7740
            Benin                          229             0.5638
            Bermuda                         1              0.3202
            Bhutan                         975             0.9870
            Bolivia                        591             0.7314
            Bosnia                         387             0.6159
            Botswana                       267             0.8140
            Brazil                         55              0.4986
            British Virgin Is               1              0.4748
            Brunei                         673             0.5026
            Burkina Coast                  226             0.6368
            Burundi                        257             0.9617
            Cambodia                       855             1.3837
            Cameroon                       237             0.8846
            Cape Verde Is                  238             0.4729
            Cayman Islands                  1              0.4582
            Central Afr Rep                236             1.0826
            Chad                           235             1.0066
            Chile                          56              0.4325

            China                          86              0.7688
            Christmas Isl                  672             0.5192

08/28/96                              1                                   Global

                               GLOBAL LINK PRICES

                                OFF-NET COUNTRIES
                                     (US $)

                                (F.O.B. New York)

            Country                        Code             Price
            -------                        ----             -----
            Cocos Isl                      672             0.5192
            Colombia                       57              0.5199
            Comoros                        269             0.7299
            Congo                          242             0.9150
            Cook Islands                   682             1.1270
            Costa Rica                     506             0.5587
            Croatia                        385             0.4926
            Cuba                           53              0.5998
            Diego Garcia                   246             1.0948
            Djibouti                       253             0.8216
            Dominica                        1              0.4582
            Ecuador                        593             0.6001
            Egypt                           20             0.6987
            El Salvedor                    503             0.6481
            Equiatorial Guinea             240             l.2548
            Eritrea                        291             1.3659
            Ethiopia                       251             0.9514
            Faeroe Islands                 298             0.4259
            Falkland Islands               500             0.9998
            Fiji Islands                   679             0.9703
            French Autilles                596             0.6920
            French Guiana                  594             0.6339
            French Polynesia               689             0.5794
            Gabon                          241             0.8137
            Gambia                         220             0.6614
            Georgia                        995             0.8714
            Ghana                          233             0.6614
            Gibraltar                      350             0.5548
            Greenland                      299             0.5714
            Grenada                         1              0.4572
            Guadeloupe                     590             0.5181
            Guam                           671             0.3620
            Guatemala                      502             0.5870
            Guinea                         224             0.7226
            Guinea-Bissau                  245             1.1427
            Guyana                         592             0.8103
            Haiti                          509             0.5849
            Honduras                       504             0.5489

            Hong Kong                      852             0.3370

08/28/96                              2                                   Global

                               GLOBAL LINK PRICES

                                OFF-NET COUNTRIES
                                     (US $)

                                (F.O.B New York)

            Country                        Code             Price
            -------                        ----             -----
            Iceland                        354             0.3947
            India                           91             0.6851
            Indonesia                       62             0.7170
            Inmarsat E Atl                 871             6.6081
            Inmarsat W Atl                 874             6.6081
            Inmarsat IND                   872             6.1081
            Inmarsat PAC                   873             5.8481
            Iran                            98             0.8966
            Iraq                           964             1.2370
            Israel                         972             0.5777
            Ivory Coast                    225             0.7853
            Jamaica                         1              0.5270
            Japan                           81             0.259O
            Jordan                         962             0.7733
            Kazakahstan                     7              0.8548
            Kenya                          254             0.6147
            Kiribati                       686             0.8924
            Korea, North                   850             0.8081
            Korea, South                    82             0.5087
            Kyrgyzstan                      7              0.8255
            Kuwait                         965             0.7422
            Laos                           856             1.1037
            Lebanon                        961             0.8392
            Lesotho                        266             0.9331
            Liberia                        231             0.5816
            Libya                           21             0.6714
            Macau                          853             0.6905
            Madagascar                     261             1.4481
            Malawi                         265             0.4889
            Malaysia                        60             0.4609
            Maldives                       960             0.9748
            Mali Rep                       223             1.0603
            Malta                          356             0.4670
            Mariana Island                 670             0.6637
            Marshall Islands               692             1.0159
            Martinique                     596             0.6381
            Mauritania                     222             1.1981
            Mauritius                      230             0.8142
            Mayotte Island                 269             1.0492


08/28/96                              3                                   Global

                                   GLOBAL LINK

                                OFF-NET COUNTRIES
                                     (US $)

                                (F.O.B New York)

            Country                        Code             Price
            -------                        ----             -----
            Mexico - 1 (off)                52             0.1417
            Mexico - 1 (Peak)               52             0.1767
            Mexico - 2 (Off)                52             0.1675
            Mexico - 2 (Peak)               52             0.2170
            Mexico - 3 (Off)                52             0.2346
            Mexico - 3 (Peak)               52             0.3255
            Mexico - 4 (Off)                52             0.2624
            Mexico - 4 (Peak)               52             0.3593
            Mexico - 5 (Off)                52             0.2997
            Mexico - 5 (Peak)               52             0.3995
            Mexico - 6 (Off)                52             0.3702
            Mexico - 6 (Peak)               52             0.4734
            Mexico - 7 (Off)                52             0.3753
            Mexico - 7 (Peak)               52             0.4792
            Mexico - 8 (Off)                52             0.3792
            Mexico - 8 (Peak)               52             0.4776
            Micronesia                     691             1.0131
            Moldova                        373             0.8178
            Mongolia                       976             1.3626
            Montserrat                       1             0.4582
            Mozambique                     258             0.7494
            Myanmar                         95             2.8137
            Namibia                        264             0.8651
            Nauru                          674             1.0629
            Nepal                          977             1.0492
            Neth Antilles                  599             0.3718
            Nevis                            1             0.5470
            New Caledonia                  687             0.9480
            New Zealand                     64             0.2750
            Nicaragua                      505             0.5171
            Niger                          277             0.8670
            Nigeria                        234             0.6376
            Niue Island                    683             1.1592
            Norfolk                        672             0.4766
            Oman                           968             0.8476
            Pakistan                        92             0.9294
            Palau                          680             1.2381
            Panama                         507             0.6107
            Papua New Guinea               675             0.6992


08/28/96                              4                                   Global

                               GLOBAL LINK PRICES

                                OFF-NET COUNTRIES
                                     (US $)

                                (F.O.B. New York)

            Country                        Code             Price
            -------                        ----             -----
            Paraguay                       595             0.7170
            Peru                            51             0.6246
            Philippines                     63             0.6403
            Qatar                          974             0.7803
            Reunion Island                 262             1.0581
            Rwanda                         250             0.8805
            Saipan                         670             0.5570
            San Marino                     378             0.5064
            Sao Tome                       239             1.2470
            Saudi Arabia                   966             0.6821
            Senegel Rep                    221             0.8827
            Seychelles Island              248             1.2926
            Sierra Leone                   232             0.8053
            Singapore                       65             0.2526
            Sri Lanka                       94             0.8926
            Solomon Island                 677             0.8803
            South Africa                    27             0.51l9
            St. Helen                      290             0.8759
            St. Kitts                        1             0.4582
            St. Lucia                        1             0.4582
            St. Pierre/Miq                 508             0.3351
            St. Vent/Gren                    1             0.4582
            Sudan                          249             0.5614
            Suriname                       597             0.8586
            Swaziland                      268             0.5618
            Syria                          963             1.0703
            Taiwan Self-Assgnd             886             0.4480
            Tajikistan                       1             0.8270
            Tanzania                       255             0.7876
            Thailand                        66             0.7289
            Togo                           228             0.8648
            Tonga                          676             0.7626
            Trinida/Tob                    296             0.5709
            Turkmenistan                     7             0.8903
            Turks/Caicos                     1             0.3578
            Tuvalu                         688             0.8322
            Uganda                         256             0.7703
            United Ar Emirates             971             0.5053
            Uruguay                        598             0.7064

08/28/96                              5                                   Global

                               GLOBAL LINK PRICES

                               OFF-NET COUNTRIES
                                     (US $)

                                (F.O.B. New York)

            Country                        Code             Price
            -------                        ----             -----
            Uzbekistan                       7             0.7970
            Vanuatu                        678             0.8659
            Venezuela                       58             0.3381
            Vietnam                         84             0.9561
            Wallis & Futuna                681             0.4892
            Western Samoa                  685             0.8272
            Yemen Rep of                   967             0.7876
            Zaire                          243             0.72O7
            Zambia                         260             0.7814
            Zimbabwe                       263             0.5762

            US                               1             0.0866
            Hawaii                           1             0.1314
            Alaska                           1             0.1314
            Canada                           1             0.1142
            Puerto Rico                                    0.0929
            USVI                                           0.1156

08/28/96                              6                                   Global

                                  CONFIDENTIAL

                                   Appendix 3

1. UCS, on behalf of PTT Telecom NL, will lease the western half 2Mbit/s in TAT 12 to ITC on a monthly basis.

2. In consideration thereof, ITC will pay UCS a fee of USD 8'000.- per month, starting with the first month of operation and interconnection.

3.   UCS will provide the eastern half 2Mbit/s on TAT 12 at its own expense.

4. This agreement can be terminated by either party by written notice, 30 days prior to the termination.